S E L I G M A N
 ---------------
        FRONTIER
      FUND, INC.
                                                         [PICTURE]

                                                      MID-YEAR REPORT
                                                       MARCH 31, 1998

                                                      SEEKING GROWTH
                                                     IN CAPITAL VALUE
                                                         THROUGH

                                                      INVESTMENTS IN
                                                       SMALL-COMPANY
                                                       GROWTH STOCKS

                                                  J. & W. SELIGMAN & CO.

                                                       INCORPORATED
                                                     ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

                    TIMES CHANGE...

                              Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to managing investments prudently. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions for these changing times.


     [PICTURE]                In the late 19th century, as the country grew,
JAMES, JESSE, AND JOSEPH      Seligman helped finance the westward expansion of
SELIGMAN, 1870                the railroads, the construction of the Panama
                              Canal, and the launching of urban transit systems.
                              In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest, diversified, publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance mutual funds could play in building wealth for individual investors and launched its first open-end fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

TABLE OF CONTENTS

To the Shareholders ....................................  1
Interview With Your Portfolio Manager ..................  2
Performance Overview ...................................  4
Portfolio Overview .....................................  6
Portfolio of Investments ...............................  8
Statement of Assets and Liabilities .................... 10
Statement of Operations ................................ 11
Statements of Changes in Net Assets .................... 12
Notes to Financial Statements .......................... 13
Financial Highlights ................................... 16
Report of Independent Auditors ......................... 18
Board of Directors ..................................... 19
Executive Officers AND For More Information ............ 20
Glossary of Financial Terms ............................ 21

TO THE SHAREHOLDERS


For the six months ended March 31, 1998, Seligman Frontier Fund's total return, of 5.56% based on the net asset value of Class A shares, outpaced the 5.32% total return of its peer group, as measured by the Lipper Small Cap Funds Average. For the same period, the Fund also outperformed the 2.71% return of the Russell 2000 Growth Index.

During the past six months, the economy and the stock markets tracked in two distinctly different Directions. In the fourth calendar quarter of 1997, Seligman Frontier Fund's first fiscal quarter, the Asian financial crisis muted business activity and share price performance, placing a damper on an otherwise very good year. In the first quarter of 1998, interest rates basically stabilized, domestic economic activity exceeded expectations, and common stocks broadly moved to record highs.

The stock markets delivered improved absolute returns in the past six months. Large-cap stocks continued to lead the market advances because of the perceived safety of their higher liquidity in the uncertain environment triggered by the Asian financial crisis. However, the markets began to broaden as strong investor sentiment and confidence in the US economy reduced concerns about liquidity. Indeed, in the three months ended March 31, 1998, the gap between the performance of small-cap and large-cap stocks narrowed.

While the earnings of large caps may be increasingly impacted by the Asian recession, the revenues of smaller companies are primarily linked to the strong domestic economy and, therefore, should be more insulated. Market participants have begun to pay attention to the attractive valuations found in small caps, and we believe this trend should be further supported by the positive earnings outlook for US small caps. Since Seligman Frontier Fund's portfolio focuses on smaller companies that derive a majority of their earnings domestically and have superior projected earnings growth, we feel that the Fund is well positioned regardless of future international turmoil or earnings disappointments in the large-cap arena.

The Asian financial crisis is not behind us, and the ramifications of the reduction in Asian demand on domestic profits and growth are unclear. We believe that a US economic slowdown is likely in 1998. Corporate profits have begun to show the influence of the Asian financial crisis, as witnessed particularly in the technology sector. Increased global competitiveness and a highly competitive domestic and global business environment may produce more earnings disappointments than positive surprises for the year as a whole. Nonetheless, we believe American businesses and financial markets are well positioned to overcome temporary turbulence.

We thank you for your continued interest in Seligman Frontier Fund, and look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter. The Fund's investment results appear starting on page 4.

By order of the Board of Directors,


/s/ William C.  Morris                             /s/ Brian T.  Zino
-------------------------                         ----------------------------
William C.  Morris                                Brian T.  Zino
Chairman                                          President



May 1, 1998

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
ARSEN MRAKOVCIC

Q.  HOW DID SELIGMAN FRONTIER FUND PERFORM IN THE PAST SIX MONTHS?

A. For the six months ended March 31, 1998, Seligman Frontier Fund posted a 5.56% total return based on the net asset value of Class A shares, outperforming its peer group, as measured by the Lipper Small Cap Funds Average, and outpacing its market benchmark, as measured by the Russell 2000 Growth Index.

Q. WHICH ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN FRONTIER FUND IN THE PAST SIX MONTHS?

A. The onset of the Asian financial crisis in the fourth calendar quarter of 1997 prompted a shift of investor assets into large-cap stocks, as investors sought the perceived safety of securities with higher liquidity. This short-term trend impaired the performance of small-cap stocks, even though smaller companies were generally better positioned to weather the reduction in corporate earnings that could accompany the Asian recession. However, the small-cap stocks in which the Fund invests generally benefited from the strong US economy, and have seen positive earnings news and improved performance thus far in 1998.

Q.  WHAT WAS YOUR INVESTMENT STRATEGY?

A. We are growth managers seeking companies that are valued at a discount to their projected earnings growth rate. We look for companies with revenue and reported earnings growth of 20% or more with attractive valuations relative to their growth rates. We prefer companies that use excess operating cash flow to finance growth rather than companies that rely on debt. In addition to our quantitative screens, we look for attractive fundamentals when selecting stocks, including a strong management team, a good product line, market niche dominance, proprietary technology, and significant management ownership.

    The investment process also incorporates an element of price sensitivity, which caused the Fund's relative underweighting in technology over the period. The valuations of stocks in technology-related industries frequently stood at high-multiples of the underlying companies' growth rates, indicating momentum rather than solid fundamentals. The Fund's strong performance in the last six months can be attributed to portfolio diversification and a light investment in technology relative


                                   [PICTURE]
[CAPTION]
Seligman Small Company Team: (from left) Rick Ruvkun, Sonia Thomas (Administrative Assistant), Bruce Zirman, Hilary Shane, Ted Hillenmeyer, (seated) Arsen Mrakovcic (Portfolio Manager)

A TEAM APPROACH

Seligman Frontier Fund is managed by the Seligman Small Company Team, headed by Arsen Mrakovcic. Mr. Mrakovcic is assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying small companies in specific industry groups that offer the greatest potential for growth.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
ARSEN MRAKOVCIC

    to its peers. Additionally, we have been careful to structure current holdings so as to limit our exposure to international markets and potential overseas volatility.

Q.  WHICH INDUSTRY GROUP MOST INFLUENCED THE FUND'S PERFORMANCE?

A.  The retail industry performed very well in the

    first three months of 1998 and we took profits. Specifically, the Fund's holdings in certain specialty retailers, such as Party City and Borders Group, were reduced, or completely sold, as these stocks reached our price targets.

    After the correction in technology stocks in the last three months of 1997, we slowly increased our exposure to electronics and computer software and services stocks, focusing on those companies with proprietary technology and strong domestic earnings. Certain stocks with exposure to the Japanese market were also added, as we believed that those stocks had seen their values unfairly reduced relative to their future prospects. However, the Fund's exposure to Asia as a whole remains quite low. Generally, the Fund's increased weighting in technology stocks in the first calendar quarter of 1998 has been beneficial, as several of these stocks have seen improved performance.

    The business goods and services industry, mostly within the consumer cyclicals sector, remains a profitable investment area. We continue to find reasonable valuations relative to growth rates in this group. These stocks, particularly staffing companies, have also benefited from the strong domestic economy. Additionally, the Fund's weighting in health care stocks continues to improve performance. We tend to place assets in companies that dominate a specific market niche.

Q.  WHAT IS YOUR OUTLOOK?

A. Thus far in 1998, the new market highs have been fueled by significant domestic and foreign liquidity. Investors have continued to focus primarily on large-cap stocks, although the performance gap between large and small companies, as measured by broad market benchmarks, has been reduced. At this time, both the valuations and the earnings prospects of small-cap stocks are favorable, particularly in light of the possibility that large-cap stocks will experience continued earnings pressure later this year. We therefore believe that, regardless of a potential slowdown in the rate of US economic growth or any lingering after-effects tied to the Asian recession, small-cap stocks are well positioned in the markets and should be rewarded with increased investor attention.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 1998

                                                                                      AVERAGE ANNUAL
                                                             -----------------------------------------------------------------
                                                                                                       CLASS B       CLASS D
                                                                                                        SINCE         SINCE
                                                 SIX            ONE          FIVE           10        INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS         YEARS       4/22/96       5/3/93
                                             ----------      --------      --------      --------    -----------   -----------

CLASS A**

With Sales Charge                                0.52%        37.02%        20.37%        18.05%          n/a           n/a
Without Sales Charge                             5.56         43.83         21.56         18.62           n/a           n/a

CLASS B**

With CDSL                                        0.44         37.60           n/a           n/a         11.89%          n/a
Without CDSL                                     5.15         42.60           n/a           n/a         13.73           n/a

CLASS D**

With 1% CDSL                                     4.14         41.59           n/a           n/a           n/a           n/a
Without CDSL                                     5.08         42.59           n/a           n/a           n/a         21.80%

LIPPER SMALL CAP FUNDS AVERAGE***                5.32         43.53         18.34         16.77         19.24++       18.88+++

RUSSELL 2000 GROWTH INDEX***                     2.71         41.17         15.72         12.95         11.630o      16.77oo

RUSSELL 2000 INDEX***                            6.37         42.01         17.67         14.85         19.940o       18.67oo


NET ASSET VALUE

            MARCH 31, 1998         SEPTEMBER 30, 1997            MARCH 31, 1997
           ----------------       ---------------------         ----------------
CLASS A         $16.69                    $17.55                     $12.88
CLASS B          15.71                     16.68                      12.30
CLASS D          15.71                     16.69                      12.30

CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED MARCH 31, 1998

Paid                  $1.634
Realized               1.375
Unrealized             2.525ooo

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

-----------------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after June 1, 1992, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.

 *** The Lipper Small Cap Funds Average (Lipper Average), the Russell 2000
     Growth Index, and the Russell 2000 Index are unmanaged benchmarks that assume investment of all dividends. The Lipper Average does not reflect sales charges, and the Russell 2000 Growth Index and the Russell 2000 Index do not reflect fees and sales charges. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index. The CDSL is 5% for periods of one year or less, and 4% since inception. From April 25, 1996. From May 6, 1993.

   o From April 30, 1996.

  oo From April 30, 1993.

 ooo Represents the per share amount of net unrealized appreciation of portfolio securities as of March 31, 1998.

PERFORMANCE OVERVIEW

              GROWTH OF AN
           ASSUMED $10,000
             INVESTMENT IN
            CLASS A SHARES

        MARCH 31, 1988, TO
            MARCH 31, 1998


[CHART OF CLASS A SHARES]


                      $52,581
Total Value At March 31, 1998

$9,531*
Initial Amount Invested


 3/31/88     3/31/89     3/31/90      3/31/91     3/31/92     3/31/93
--------     -------     -------      -------     -------     -------
$9,531.25   10,596.59   12,144.89    14,056.81   17,208.21   19,807.71


  3/31/94      3/31/95     3/31/96     3/31/97   3/31/98
 -------       -------     -------     -------   -------
 24,650.88    28,812.26   38,512.58   36,558.06  52,581.24



              GROWTH OF AN
           ASSUMED $10,000
             INVESTMENT IN
            CLASS B SHARES

       APRIL 22, 1996,+ TO
            MARCH 31, 1998


[CHART OF CLASS B SHARES]


                      $12,436**
Total Value at March 31, 1988

$10,000
Initial Amount Invested


  4/22/96     6/30/96     9/30/96    12/31/96     3/31/97    6/30/97
  -------     -------    --------    --------     -------    --------
  10,000     10,206.18   10,158.07   10,003.82   9,001.24    10,808.80


 9/30/97   12/31/97    3/31/98
 -------   --------   --------
12,206.56  11,683.64  12,435.67



              GROWTH OF AN
           ASSUMED $10,000
             INVESTMENT IN
            CLASS D SHARES

          MAY 3, 1993,+ TO
            MARCH 31, 1998

[CHART OF CLASS D SHARES]

                     $26,342
Total Value at March 31, 1998

$10,000
Initial Amount Invested


 5/3/93      3/31/94      3/31/95     3/31/96     3/31/97      3/31/98
 ------      -------      -------     -------     -------      -------
10,000.00   12,804.27    14,794.70   19,607.05   18,474.07    26,341.85



These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B and Class D shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

------------
 * Net of the 4.75% maximum initial sales charge.
** Excludes the effect of the 4% CDSL.
 + Inception date.

 Portfolio Overview

DIVERSIFICATION OF NET ASSETS
MARCH 31, 1998

                                                                                          PERCENT OF NET ASSETS
                                                                                         ------------------------
                                                                                           MARCH       SEPTEMBER
                                          ISSUES         COST               VALUE        31, 1998      30, 1997
                                          -------  ----------------  ------------------  ---------   ------------
COMMON STOCKS:
  Basic Materials .......................     1      $ 15,346,323      $   14,539,175       1.4           1.8
  Capital Goods .........................    15       109,423,595         116,549,400      11.2          10.9
  Communication Services ................     1         4,204,315           1,319,859       0.1           0.3
  Consumer Cyclicals ....................    29       140,777,294         194,385,744      18.6          18.1
  Consumer Staples ......................    10        69,676,463          95,093,951       9.1           6.4
  Energy ................................     8        48,878,456          49,825,294       4.8           3.3
  Financial Services ....................    23        88,299,401         116,345,955      11.1           8.6
  Health Care ...........................    23       138,231,062         164,747,612      15.8          17.3
  Technology ............................    30       188,135,586         208,249,119      19.9          22.9
  Transportation ........................     4        17,346,937          19,621,790       1.9           2.2
  Utilities .............................     1        13,801,103          15,989,500       1.5           1.9
  Other .................................     1                --              24,063        --            --
                                          -----      ------------      --------------     -----         -----
                                            146       834,120,535         996,691,462      95.4          93.7
SHORT-TERM HOLDINGS AND

  OTHER ASSETS LESS LIABILITIES .........     1        47,625,054          47,625,054       4.6           6.3
                                          -----      ------------      --------------     -----         -----
NET ASSETS ..............................   147      $881,745,589      $1,044,316,516     100.0         100.0
                                          =====      ============      ==============     =====         =====


LARGEST INDUSTRIES

MARCH 31, 1998


Percent of
Net Assets
----------  $208,249,119  $194,385,744  $164,747,612  $116,549,400  $116,345,955
              TECHNOLOGY      CONSUMER       HEALTH       CAPITAL     FINANCIAL
                             CYCLICALS         CARE         GOODS      SERVICES
                   19.9%         18.6%        15.8%         11.2%         11.1%

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES

DURING PAST SIX MONTHS

                                           SHARES
                                ----------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE       3/31/98
-----------                       -----------   -----------
Avant! ............................ 593,000       593,000
Burr-Brown ........................ 206,100       619,350(1)
Credence Systems .................. 309,400       561,700
Imperial Credit Industries ........ 279,700       444,600
Ivex Packaging .................... 321,900       321,900
KEMET ............................. 501,500       801,500
McDermott International ........... 258,900       258,900
PSS World Medical ................. 341,800       341,800
Quorum Health Group ............... 267,800       267,800
UCAR International ................ 223,800       463,400


                                           SHARES
                                ----------------------------
                                                 HOLDINGS
REDUCTIONS                         DECREASE       3/31/98
-------------                     -----------   -----------
AmeriSource Health (Class A)        240,500            --
BDM International                   334,000            --
Ceridian ...................        296,000       394,100
Chancellor Media(2) ........        208,146            --
DONCASTERS (ADRs) ..........        500,000            --
DST Systems ................        169,900       192,700
General Cable ..............        215,700       134,300
Interstate Hotels ..........        200,000            --
Pittston Brink's Group .....        264,000       236,000
Sybron International .......        275,000            --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

-------------
(1) Includes 206,450 shares received as a result of a 3-for-2 stock split.
(2) Formerly Chancellor Broadcasting (Class A).


LARGEST PORTFOLIO HOLDINGS

MARCH 31, 1998

SECURITY                                     VALUE
----------                                -----------
AccuStaff .............................   $30,580,800
Ceridian ..............................    21,256,769
Scherer (R.P.) ........................    20,256,750
Jacor Communications ..................    18,545,484
Total Renal Care Holdings .............    17,289,187
Credence Systems ......................    16,271,747
CalEnergy .............................    15,989,500
Burr-Brown ............................    15,406,331
Allied Waste Industries ...............    15,063,647
KEMET .................................    14,802,703

PORTFOLIO OF INVESTMENTS
March 31, 1998

                                      SHARES          VALUE
                                    ---------     -------------
COMMON STOCKS   95.4%
BASIC MATERIALS   1.4%
UCAR International*                   463,400     $ 14,539,175
                                                  ------------
CAPITAL GOODS   11.2%
Allied Waste Industries*              603,300       15,063,647
American Pad & Paper*                 188,500        1,366,625
Avondale Industries*                  266,800        7,662,162
Cognex*                               569,800       12,215,088
Corporate Express*                  1,122,600       11,208,459
Flanders*                             405,300        2,267,147
General Cable                         134,300        6,093,863
Innovative Valve Tech*                121,900        2,300,862
Integrated Electrical Services*       234,200        4,654,725
Ivex Packaging*                       321,900        7,886,550
KEMET*                                801,500       14,802,703
Oak Industries*                       446,900       14,524,250
Omniquip International                164,900        4,070,969
Vishay Intertechnology*               380,100        8,932,350
Waterlink*                            250,000        3,500,000
                                                  ------------
                                                   116,549,400
                                                  ------------
COMMUNICATION SERVICES   0.1%
Arch Communications*                  228,300        1,319,859
                                                  ------------
CONSUMER CYCLICALS   18.6%
AccuStaff*                            886,400       30,580,800
ADVO*                                 163,400        4,513,925
American Homestar*                    585,500       13,265,234
Analysis International                187,500        5,402,344
Barnes & Noble*                       304,900       11,891,100
Borders Group*                        150,100        5,112,781
Career Education*                     100,000        2,193,750
CMP Media (Class A)*                   97,000        2,479,563
Copart*                               218,000        3,665,125
Duane Reade*                          293,400        7,500,038
Group 1 Automotive*                   160,000        1,750,000
GTECH Holding*                        207,300        8,058,787
HA-LO Industries*                     250,000        8,734,375
Hibbett Sporting Goods*               101,100        2,792,888
Hospitality Worldwide Services*        75,000          735,937
Industrial Distribution Group*         24,700          461,581
Journal Register*                     521,700       10,890,488
Market Facts*                         224,600        4,463,925
Nutraceutical International*           48,800        1,070,550
Personnel Group of America*           500,000       11,375,000
Petersen Companies*                   295,900        7,397,500
Pittston Brink's Group                236,000        8,997,500
PMT Services*                         767,900       13,750,209
Polymer Group*                        503,100        6,571,744
Primark*                              179,700        7,682,175
RDO Equipment (Class A)*               83,700        1,255,500
Regal Cinemas*                        227,900        6,822,756
ScanSource*                           100,000        2,131,250
Zindart*                              200,100        2,838,919
                                                  ------------
                                                   194,385,744
                                                  ------------
CONSUMER STAPLES   9.1%
Carriage Services (Class A)*          382,200        9,160,856
Coinmach Laundry*                     600,000       12,768,750
Educational Medical*                  605,000        7,146,563
EduTrek International (Class A)*      304,500        6,603,844
Equity Corporation*                   337,700        8,083,694
Hearst-Argyle Television
   (Class A)*                         330,348       11,727,354
Jacor Communications*                 313,500       18,545,484
Premier Parks*                         81,000        4,698,000
US Food Service*                      327,500       12,056,094
Youth Services International*         233,400        4,303,312
                                                  ------------
                                                    95,093,951
                                                  ------------
ENERGY   4.8%
Bayard Drilling Technologies*         100,000        1,462,500
Cabot Oil & Gas                       172,500        3,902,812
Calpine*                              646,600       11,517,563
Eagle Geophysical                     252,600        4,041,600
McDermott International               258,900       10,695,806
Pogo Producing                        196,600        6,242,050
Pride International*                  270,700        6,462,963
Santa Fe Energy Resources*            500,000        5,500,000
                                                  ------------
                                                    49,825,294
                                                  ------------
FINANCIAL SERVICES   11.1%
Affiliated Managers Group*            172,500        6,015,938
American Capital Strategies           275,100        6,035,006
Astoria Financial                       5,000          309,062
Cabot Industrial Trust                196,400        4,676,775
CMAC Investment                       108,000        7,209,000
Commerce Bancorp*                      32,031        1,763,707
Crusader Holding*                      71,800        1,103,925
DST Systems*                          192,700       10,128,794
First Investors Financial
   Services Group*                    150,000        1,040,625
FirstService*                         278,900        3,468,819
First Sierra Financial*               300,000        7,725,000
HCC Insurance Holdings                153,000        3,519,000
Imperial Credit Commercial
   Mortgage                           257,550        3,871,298

--------------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
MARCH 31, 1998

                                      SHARES          VALUE
                                    ---------     -------------
FINANCIAL SERVICES  (CONTINUED)
Imperial Credit Industries*           444,600     $ 10,420,312
Insignia Financial Group*             464,300       11,607,500
Medallion Financial                    50,000        1,353,125
Ocwen Financial*                      253,400        7,031,850
PFF Bancorp*                          100,000        2,056,250
Prison Realty Trust                   297,200       12,315,225
Statewide Financial                   150,000        3,431,250
STIRLING COOKE BROWN HOLDINGS          40,000        1,070,000
T&W Financial*                        310,900        8,763,494
Waddell & Reed Financial
   (Class A)                           55,000        1,430,000
                                                  ------------
                                                   116,345,955
                                                  ------------
HEALTH CARE   15.8%
American HomePatient*                 400,000        7,787,500
Castle Dental Centers*                250,000        2,890,625
Centocor*                              96,000        4,296,000
CompDent*                             420,000        6,470,625
Dentsply International                275,000        8,567,969
Hanger Orthopedic Group*              410,500        6,901,531
HealthCor Holdings*                   300,000          703,125
Imnet Systems*                        232,300        5,212,231
Medicis Pharmaceuticals
   (Class A)*                          45,000        1,964,531
National Surgery Centers*             577,800       14,751,956
NCS Healthcare (Class A)*             207,200        6,967,100
Ocular Sciences*                      200,000        6,350,000
Omnicare                              208,600        8,265,775
Orthalliance (Class A)*               300,000        4,181,250
PMR*                                  225,000        3,592,969
Province Healthcare*                  326,000        8,577,875
PSS World Medical*                    341,800        7,978,894
Quorum Health Group*                  267,800        9,013,144
Renex*                                250,000        1,671,875
Scherer (R.P.)*                       300,100       20,256,750
Somnus Medical Tech*                  200,000        2,337,500
Total Renal Care Holdings*            519,000       17,289,187
Watson Pharmaceuticals*               242,200        8,719,200
                                                  ------------
                                                   164,747,612
                                                  ------------
TECHNOLOGY   19.9%
ADE*                                   64,100        1,085,694
Affiliated Computer Services

   (Class A)*                         252,400        8,376,525
American Management Systems*          250,000        6,859,375
Antec*                                437,700        6,551,822
Applied Micro Circuits*                32,900          746,419
Avant!*                               593,000       12,415,937
BISYS Group*                          320,500       11,267,578
Black Box*                            275,000       10,089,063
Burr-Brown*                           619,350       15,406,331
Ceridian*                             394,100       21,256,769
CIDCO*                                168,400        1,584,013
Credence Systems*                     561,700       16,271,747
Exodus Communications*                 43,000        1,195,938
General Semiconductors*               654,800        7,816,675
Glenayre Technologies*                455,200        5,647,325
Inso*                                 213,600        3,791,400
Integrated Device Technology*         358,000        5,045,562
Lattice Semiconductor*                167,500        8,615,781
Microchip Technology*                 241,600        5,088,700
Micrografx*                            64,000          852,000
Omnipoint*                            356,100       10,493,822
Pierce Leahy*                          72,900        1,845,281
PMC-Sierra*                           350,700       13,337,559
PSW Technologies*                     518,500        3,726,719
SPR*                                  176,200        5,759,537
Stanford Telecommunications*           79,800        1,361,587
Synopsys*                             213,300        6,992,241
Thermoquest*                          250,000        4,354,650
Vestcom International*                180,000        1,878,750
Waters*                               170,900        8,534,319
                                                  ------------
                                                   208,249,119
                                                  ------------
TRANSPORTATION   1.9%
Jevic Transportation*                  70,000        1,058,750
OMI*                                  512,700        4,614,300
US Xpress Enterprises (Class A)*      263,900        5,451,184
Wisconsin Central Transport*          301,800        8,497,556
                                                  ------------
                                                    19,621,790
                                                  ------------
UTILITIES   1.5%
CalEnergy                             566,000       15,989,500
                                                  ------------
OTHER                                                   24,063
                                                  ------------
TOTAL COMMON STOCKS   95.4%
(Cost $834,120,535)                                996,691,462
SHORT-TERM HOLDINGS  3.3%
(Cost $34,400,000)                                  34,400,000
                                                  ------------
TOTAL INVESTMENTS   98.7%
(Cost $868,520,535)                              1,031,091,462
OTHER ASSETS
   LESS LIABILITIES   1.3%                          13,225,054
                                                  ------------
NET ASSETS   100.0%                             $1,044,316,516
                                                ==============

-----------------
* Non-income producing security.
+ Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998



ASSETS:
Investments, at value:

  Common stocks* (cost $834,120,535)                         $996,691,462
  Short-term holdings (cost $34,400,000)                       34,400,000       $1,031,091,462
                                                             ------------
Cash                                                                                    94,002
Receivable for Capital Stock sold                                                   13,414,944
Receivable for securities sold                                                      12,689,428
Expenses prepaid to shareholder service agent                                          246,109
Receivable for dividends and interest                                                  243,395
Other                                                                                   83,679
                                                                                --------------
Total Assets                                                                     1,057,863,019
                                                                                --------------
LIABILITIES:

Payable for securities purchased                                                     8,149,981
Payable for Capital Stock repurchased                                                3,570,247
Accrued expenses, taxes, and other                                                   1,826,275
                                                                                --------------
Total Liabilities                                                                   13,546,503

                                                                                --------------
Net Assets                                                                      $1,044,316,516
                                                                                ==============
COMPOSITION OF NET ASSETS:

Capital Stock, at par ($0.10 par value; 500,000,000
  shares authorized; 64,383,866 shares outstanding):
  Class A                                                                       $    3,353,498
  Class B                                                                              570,116
  Class D                                                                            2,514,773
Additional paid-in capital                                                         820,970,142
Accumulated net investment loss                                                     (6,880,579)
Undistributed net realized gain                                                     61,217,639
Net unrealized appreciation of investments                                         162,570,927
                                                                                --------------
Net Assets                                                                      $1,044,316,516
                                                                                ==============
NET ASSET VALUE PER SHARE:
Class A ($559,599,324 / 33,534,985 shares)                                              $16.69
                                                                                        ======
Class B ($89,543,973 / 5,701,155 shares)                                                $15.71
                                                                                        ======
Class D ($395,173,219 / 25,147,726 shares)                                              $15.71
                                                                                        ======

-----------------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $15,450,219 and a value of $19,915,313. See Notes to Financial Statements.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1998

INVESTMENT INCOME:
Interest ..............................................  $  1,354,266
Dividends .............................................       763,149
                                                         ------------
Total Investment Income ..............................................       $ 2,117,415

EXPENSES:
Management fee ........................................     4,519,675
Distribution and service fees .........................     2,836,784
Shareholder account services ..........................     1,130,266
Shareholder reports and communications ................       152,470
Registration ..........................................       138,023
Custody and related services ..........................       105,812
Auditing and legal fees ...............................        31,016
Directors' fees and expenses ..........................        12,569
Miscellaneous .........................................        16,144
                                                         ------------
Total Expenses .......................................................         8,942,759
                                                                             -----------
Net Investment Loss ..................................................        (6,825,344)
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain on investments* ......................   88,558,275
Net change in unrealized appreciation of
  investments .......................................... (30,336,032)
                                                         ------------
Net Gain on Investments ..............................................        58,222,243
                                                                             -----------
Increase in Net Assets from Operations ...............................       $51,396,899
                                                                             ===========

--------------
* Includes net realized gain from affiliated issuers of $509,806.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS ENDED       YEAR ENDED
                                                                                        MARCH 31, 1998    SEPTEMBER 30, 1997
                                                                                       -----------------  ------------------
OPERATIONS:
Net investment loss ..............................................................        $ (6,825,344)     $ (12,505,119)
Net realized gain on investments .................................................          88,558,275         91,955,538
Net change in unrealized appreciation of investments .............................         (30,336,032)        93,832,612
                                                                                          ------------      -------------
Increase in Net Assets from Operations ...........................................          51,396,899        173,283,031
                                                                                          ------------      -------------

DISTRIBUTION TO SHAREHOLDERS:
Net realized gain on investments:

   Class A .......................................................................         (53,153,741)       (29,080,493)
   Class B .......................................................................          (7,202,049)        (1,712,339)
   Class D .......................................................................         (37,501,083)       (20,123,337)
                                                                                          ------------      -------------
Decrease in Net Assets from Distributions ........................................         (97,856,873)       (50,916,169)
                                                                                          ------------      -------------

                                                            SHARES
                                               ------------------------------------
                                               SIX MONTHS ENDED      YEAR ENDED
                                                MARCH 31, 1998   SEPTEMBER 30, 1997
                                               ----------------  ------------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A .....................................   2,861,886           8,188,436            45,401,338        120,301,313
   Class B .....................................   1,246,999           2,700,791            18,831,803         38,590,991
   Class D .....................................   1,683,908           5,459,136            25,253,726         76,822,163
Exchanged from associated Funds:
   Class A .....................................   5,959,151          10,428,910            93,073,651        150,564,472
   Class B .....................................     983,419             442,678            14,190,304          6,149,856
   Class D .....................................   4,564,825           2,960,507            67,894,693         41,877,344
Shares issued in payment of gain
 distributions:
   Class A .....................................   3,197,765           1,789,620            47,518,782         25,108,371
   Class B .....................................     474,360             114,153             6,655,274          1,533,070
   Class D .....................................   2,484,487           1,400,777            34,882,197         18,812,429
                                                 -----------        ------------     -----------------  -----------------
TOTAL ..........................................  23,456,800          33,485,008           353,701,768        479,760,009
                                                 -----------        ------------     -----------------  -----------------
Cost of shares repurchased:
   Class A .....................................  (5,053,053)        (10,676,096)          (78,270,984)      (155,515,563)
   Class B .....................................    (255,302)           (208,490)           (3,775,870)        (2,970,321)
   Class D .....................................  (2,593,276)         (5,321,563)          (38,582,763)       (73,595,265)
Exchanged into associated Funds:
   Class A .....................................  (5,810,069)        (11,414,103)          (91,135,617)      (165,114,909)
   Class B .....................................    (936,096)           (486,787)          (13,840,056)        (6,666,931)
   Class D .....................................  (4,411,781)         (3,910,240)          (66,353,829)       (54,310,345)
                                                 -----------      --------------     -----------------  -----------------
Total .......................................... (19,059,577)        (32,017,279)         (291,959,119)      (458,173,334)
                                                 -----------      --------------        --------------     --------------
Increase in Net Assets from Capital
Share Transactions .............................   4,397,223           1,467,729            61,742,649         21,586,675
                                                 ===========      ==============        --------------     --------------
Increase in Net Assets .........................................................            15,282,675        143,953,537

NET ASSETS:
Beginning of period ............................................................         1,029,033,841        885,080,304
                                                                                        --------------     --------------
End of Period (including accumulated net
 investment loss of $6,880,579
 and $55,235, respectively) ....................................................        $1,044,316,516     $1,029,033,841
                                                                                        ==============     ==============

---------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Frontier Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement date of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 1998, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended March 31, 1998, amounted to $391,764,163 and $417,561,369, respectively.

   At March 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $210,166,271 and $47,595,344, respectively.

NOTES TO FINANCIAL STATEMENTS

4. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund's average daily net assets and 0.85% per annum of the Fund's average daily net assets in excess of $750 million. The management fee reflected in the Statement of Operations represents 0.93% per annum of the Fund's average daily net assets.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $69,617 from sales of Class A shares after commissions of $548,310 were paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended March 31, 1998, fees incurred under the Plan aggregated $624,048, or 0.23% per annum of average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended March 31, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $373,912 and $1,838,824, respectively.

   The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the six months ended March 31, 1998, such charges amounted to $63,578.

   The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments and the Class B shares' distribution fees retained by the Distributor for the six months ended March 31, 1998, amounted to $43,482.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 1998, Seligman Services, Inc. received commissions of $7,020 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $47,100, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $1,130,266 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at March 31, 1998, of $57,774 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

NOTES TO FINANCIAL STATEMENTS

     5. COMMITTED LINE OF CREDIT -- The Fund has a $78 million committed line of credit facility with a group of banks. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the federal funds rate plus 0.50% per annum. The Fund incurs a commitment fee of 0.10% per annum on the unused portion of the credit facility.The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

6. Affiliated Issuers -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended March 31, 1998, is as follows:

                                           GROSS            GROSS
                           BEGINNING     PURCHASES         SALES AND        ENDING      REALIZED    DIVIDEND        ENDING
AFFILIATE                   SHARES     AND ADDITIONS       REDUCTIONS       SHARES        GAIN       INCOME         VALUE
----------                 ---------   -------------      --------------    ------      --------    --------     -----------
Coinmach Laundry .......    600,000         --                   --         600,000      $     --      --        $12,768,750
DONCASTERS (ADRs) ......    500,000         --              500,000              --       509,806      --                 --
Educational Medical ....    605,000         --                   --         605,000            --      --          7,146,563
                                                                                         --------                -----------
TOTAL ..................                                                                 $509,806                $19,915,313
                                                                                         ========                ===========

FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of eachClass, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

   "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which the commissions were paid. This rate is provided for periods beginning October 1, 1995.

                                                                                      CLASS A
                                                      ------------------------------------------------------------------------
                                                       SIX MONTHS                        YEAR ENDED SEPTEMBER 30,
                                                         ENDED     -----------------------------------------------------------
                                                        3/31/98o     1997o        1996o        1995o        1994o       1993
                                                      -----------  --------     --------     --------     --------    --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period ................ $  17.55       $15.38       $14.04       $11.62       $12.83      $10.22
                                                      --------       ------       ------       ------       ------      ------
Net investment loss .................................    (0.08)       (0.16)       (0.13)       (0.06)       (0.08)      (0.03)
Net realized and unrealized investment gain .........     0.85         3.20         1.95         3.87         1.10        4.54
                                                      --------       ------       ------       ------       ------      ------
Increase from Investment Operations .................     0.77         3.04         1.82         3.81         1.02        4.51
Distributions from net gain realized ................    (1.63)       (0.87)       (0.48)       (1.39)       (2.23)      (1.90)
                                                      --------       ------       ------       ------       ------      ------
Net Increase (Decrease) in Net Asset Value ..........    (0.86)        2.17         1.34         2.42        (1.21)       2.61
                                                      --------       ------       ------       ------       ------      ------
Net Asset Value, End of Period ...................... $  16.69       $17.55       $15.38       $14.04       $11.62      $12.83
                                                      ========     ========     ========     ========     ========    ========
TOTAL RETURN BASED ON NET ASSET VALUE: ..............     5.56%       21.19%       13.40%       36.80%        9.79%      50.67%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ......................     1.48%+       1.52%        1.56%        1.43%        1.34%       1.25%
Net investment loss to average net assets ...........    (1.05)%+     (1.10)%      (0.91)%     (0.50)%       (0.87)%     (0.27)%
Portfolio turnover ..................................    41.64%       97.37%       59.36%       71.52%      124.76%     129.13%
Average commission rate paid ........................  $0.0553      $0.0540     $0.0538
Net Assets, End of Period (000s omitted) ............ $559,599     $568,261     $523,737     $272,122      $58,478     $43,188


------------------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS

                                                                   CLASS B
                                                     -------------------------------------
                                                      SIX MONTHS      YEAR        4/22/96*
                                                         ENDED        ENDED         TO
                                                        3/31/98o     9/30/97o     9/30/96o
                                                      ----------    ---------    ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period ..............     $16.68       $14.78       $14.55
                                                        ------       ------       ------
Net investment loss ...............................      (0.13)       (0.27)       (0.11)
Net realized and unrealized investment gain .......       0.79         3.04         0.34
                                                        ------       ------       ------
Increase from Investment Operations ...............       0.66         2.77         0.23
Distributions from net gain realized                     (1.63)       (0.87)          --
                                                        ------       ------       ------
Net Increase (Decrease) in Net Asset Value ........      (0.97)        1.90         0.23
                                                        ------       ------       ------
Net Asset Value, End of Period ....................     $15.71       $16.68       $14.78
                                                        ======       ======       ======
TOTAL RETURN BASED ON NET ASSET VALUE:                    5.15%       20.17%        1.58%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ....................       2.25%+       2.30%        2.45%+
Net investment loss to average net assets .........      (1.82)%+     (1.88)%      (1.80)%+
Portfolio turnover ................................      41.64%       97.37%       59.36%++
Average commission rate paid ......................    $0.0553      $0.0540      $0.0538++
Net Assets, End of Period (000s omitted)                $89,544      $69,869      $24,016


                                                                                       CLASS D
                                                -------------------------------------------------------------------------------
                                                                                                                       5/3/93*
                                                       SIX MONTHS                     YEAR ENDED SEPTEMBER 30,           TO
                                                          ENDED     -----------------------------------------------------------
                                                        3/31/98o     1997o        1996o        1995o        1994o      9/30/93
                                                       ----------   --------     --------     --------     --------    --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                    $16.69       $14.77       $13.61       $11.40       $12.80      $10.12
                                                        ------       ------       ------       ------       ------      ------
Net investment loss                                      (0.13)       (0.27)       (0.24)       (0.15)       (0.23)      (0.04)
Net realized and unrealized investment gain               0.78         3.06         1.88         3.75         1.06        2.72
                                                        ------       ------       ------       ------       ------      ------
Increase from Investment Operations                       0.65         2.79         1.64         3.60         0.83        2.68
Distributions from net gain realized                     (1.63)       (0.87)       (0.48)       (1.39)       (2.23)         --
                                                        ------       ------       ------       ------       ------      ------
Net Increase (Decrease) in Net Asset Value               (0.98)        1.92         1.16         2.21        (1.40)       2.68
                                                        ------       ------       ------       ------       ------      ------
Net Asset Value, End of Period                          $15.71       $16.69       $14.77       $13.61       $11.40      $12.80
                                                        ======       ======       ======       ======       ======      ======
TOTAL RETURN BASED ON NET ASSET VALUE:                    5.08%       20.32%       12.47%       35.53%        8.06%      26.48%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets                            2.25%+       2.30%        2.35%        2.29%        2.72%       2.24%+
Net investment loss to average net assets                (1.82)%+     (1.88)%      (1.70)%      (1.35)%      (2.25)%     (1.94)%+
Portfolio turnover                                       41.64%       97.37%       59.36%       71.52%      124.76%     129.13%+++
Average commission rate paid                           $0.0553      $0.0540      $0.0538
Net Assets, End of Period (000s omitted)               $395,173     $390,904     $337,327     $145,443       $9,318        $967

--------------
  o The per share amounts for the periods ended March 31, 1998,and September 30, 1997, 1996, 1995, and 1994, are calculated based on average shares outstanding.
  * Commencement of offering of shares.
  + Annualized.
 ++ For the year ended September 30, 1996.
+++ For the year ended September 30, 1993.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN FRONTIER FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Frontier Fund, Inc. as of March 31, 1998, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended September 30, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP

New York, New York
May 1, 1998

BOARD OF DIRECTORS



JOHN R. GALVIN 2
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, The New York and Presbyterian Hospital

BETSY S. MICHEL 2
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co.
   Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, J. & W. Seligman & Co.
   Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT, J. &W. Seligman &Co.
   Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

ARSEN MRAKOVCIC
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY



FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP



GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017



IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement Plan Services

(212) 682-7600      Outside the Continental United States
(800) 622-4597      24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.


CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains updated or more detailed information about a mutual fund and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

--------------
Adapted from the Investment Company Institute's 1997 MUTUAL FUND FACT BOOK.

    THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF
    SELIGMAN FRONTIER FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY
                       BEFORE INVESTING OR SENDING MONEY.



                        SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF

                                     [LOGO]

                             J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                           100 PARK AVENUE, NEW YORK


EQF3 3/98                                              Printed on Recycled Paper